UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation)	001-34258 (Commission File Number)	98-0606750 (I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland (Address of principal executive offices)	Not Applicable (Zip Code)
Registrant’s telephone number, including area code: 41.22.816.1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.1
EX-5.1

Item 5.07 Submission of Matters to a Vote of Security Holders.
We held our 2011 Annual Meeting of Shareholders on May 25, 2011 (the “Annual Meeting”). The following are the results of the matters voted upon by the shareholders at the Annual Meeting:

		Outcome of	Votes	Votes	Votes	Broker
		Vote	For	Against	Abstaining	Non-Votes
1.	Approve the 2010 Annual Report, the Consolidated Financial Statements for fiscal year 2010 and the Statutory Financial Statements of Weatherford International Ltd. for fiscal year 2010.	FOR	550,521,597	1,506,439	2,946,984	0

2.	Discharge of the Board of Directors and executive officers from liability for the year ended December 31, 2010.	FOR	417,683,870	130,144,593	7,146,557	0

3.	Elect the following directors:
	Bernard J. Duroc-Danner	FOR	467,422,406	11,281,518	606,808	75,664,288
	Samuel W. Bodman, III	FOR	435,945,928	42,922,450	442,354	75,664,288
	Nicholas F. Brady	FOR	475,303,559	3,571,756	435,417	75,664,288
	David J. Butters	FOR	356,488,740	122,380,175	441,817	75,664,288
	William E. Macaulay	FOR	435,239,800	43,631,505	439,427	75,664,288
	Robert B. Millard	FOR	473,414,369	5,329,268	567,095	75,664,288
	Robert K. Moses, Jr.	FOR	330,290,446	148,594,043	426,243	75,664,288
	Guillermo Ortiz	FOR	474,443,896	4,421,265	445,571	75,664,288
	Emyr Jones Parry	FOR	476,937,126	1,926,121	447,485	75,664,288
	Robert A. Rayne	FOR	366,299,207	112,573,597	437,928	75,664,288

4.	Appoint Ernst & Young LLP as our independent registered public accounting firm and re-elect Ernst & Young Ltd, Zurich as statutory auditor.	FOR	429,834,850	124,576,204	563,966	0

5.	Adopt an advisory resolution approving the compensation of the named executive officers.	AGAINST	208,114,962	265,396,558	5,799,212	75,664,288

		Votes for	Votes for	Votes for	Votes	Broker
		1 Year	2 Years	3 Years	Abstaining	Non-Votes
6.	Advisory vote on the frequency of future advisory votes on named executive officer compensation.	433,173,889	3,421,510	37,063,643	5,651,690	75,664,288
In accordance with the results of the advisory vote on Item 6 above and as recommended by our board of directors, we have determined to hold an advisory vote on named executive officer compensation every year until the next shareholder vote on the frequency of shareholder votes on the compensation of named executive officers pursuant to applicable securities laws.
Item 8.01 Other Events.
On May 19, 2011, we entered into a registration rights agreement (the “Agreement”) through which we agreed to register with the U.S. Securities and Exchange Commission 1,623,680 of our registered shares (the “Shares”) that were issued in a non-material acquisition to facilitate the resale of the Shares by the recipients thereof. On May 25, 2011, we are filing a prospectus supplement covering the Shares under our registration statement on Form S-3 (Registration No. 333-174485) filed with the U.S. Securities and Exchange Commission. A copy of the Agreement is attached to this Form 8-K as Exhibit 4.1 and incorporated herein by reference. In connection with the registration of the Shares, we are filing a legal opinion as Exhibit 5.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

4.1	Registration Rights Agreement between Weatherford International Ltd. and the representative of certain shareholders dated May 19, 2011.

5.1	Opinion of Baker & McKenzie Geneva regarding the validity of the Shares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Date: May 25, 2011	/s/ Joseph C. Henry
Joseph C. Henry
Vice President, Co-General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
4.1	Registration Rights Agreement between Weatherford International Ltd. and the representative of certain shareholders dated May 19, 2011.

5.1	Opinion of Baker & McKenzie Geneva regarding the validity of the Shares.